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                                                                   Exhibit 10.75

                           SELECT MEDICAL CORPORATION
                           SELECT MEDICAL ESCROW, INC.

                                  $175,000,000

                    7 1/2% Senior Subordinated Notes due 2013

                               PURCHASE AGREEMENT

                                                                   July 29, 2003
J.P. MORGAN SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & Smith
                       INCORPORATED
WACHOVIA CAPITAL MARKETS, LLC
SG COWEN SECURITIES CORPORATION
CIBC WORLD MARKETS CORP.
FLEET SECURITIES, INC.
JEFFERIES & COMPANY, INC.
c/o J.P. MORGAN SECURITIES INC.
270 Park Avenue, 4th floor
New York, New York  10017

Ladies and Gentlemen:

                  Select Medical Escrow, Inc. ("Select Medical Escrow"), a wholly owned subsidiary of Select Medical Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $175,000,000 aggregate principal amount of its 7-1/2% Senior Subordinated Notes due 2013 (the "Securities"). The Securities will be issued pursuant to an Indenture to be dated as of August 12, 2003 (the "Indenture") between Select Medical Escrow and U.S. Bank Trust National Association, as trustee (the "Trustee"). On or prior to the Closing Date (as defined herein) Select Medical Escrow will be designated an Unrestricted Subsidiary under (and as such term is defined in) the Indenture, dated as of June 11, 2001 (the "Existing Indenture"), among the Company, the subsidiary guarantors party thereto and State Street Bank and Trust Company, as trustee.

                  On the Closing Date, (i) Select Medical Escrow will issue the Securities; (ii) Select Medical Escrow and the Company will enter into an Escrow Agreement, dated as of the Closing Date (the "Escrow Agreement"), among the Company, Select Medical

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Escrow, the Trustee and U.S. Bank Trust National Association, as escrow agent
(the "Escrow Agent") in the form attached hereto as Annex A, and Select Medical Escrow will enter into the Securities Account Control Agreement (the "Securities Account Control Agreement"), among Select Medical Escrow, as pledgor, the Trustee, as pledgee, assignee and secured party, and U.S. Bank Trust National Association as escrow agent and securities intermediary; (iii) the Company will make an equity contribution to Select Medical Escrow in an amount such that Select Medical Escrow will have cash and cash equivalents in an amount sufficient to redeem in cash the Securities at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to December 11, 2003 (the "Equity Contribution"); and (iv) pursuant to the Escrow Agreement, Select Medical Escrow will deposit with the Escrow Agent the proceeds of the issuance of the Securities and of the Equity Contribution (collectively, the "Escrowed Funds") and will grant a perfected first priority security interest in the Escrowed Funds to the Trustee for the benefit of the Holders of the Securities (the "Security Interest"). On the date of the closing of the Acquisition (defined below), Select Medical Escrow, the Company and each of the subsidiaries of the Company listed on Schedule I hereto (each a "Company Guarantor" and together, the "Company Guarantors") will enter into an Assumption Agreement (the "Assumption Agreement"), in the form attached to the Escrow Agreement.

                  The net proceeds of the issuance of the Securities will be used in part to acquire (such acquisition, the "Acquisition") all of the outstanding capital stock of Kessler Rehabilitation Corporation ("Kessler") pursuant to a Stock Purchase Agreement, dated June 30, 2003 (the "Stock Purchase Agreement") by and among the Company, Kessler and Henry H. Kessler Foundation, Inc. (the "Kessler Foundation").

                  In connection with the consummation of the Acquisition, pursuant to the Assumption Agreement and a Supplemental Indenture, in the form attached to the Escrow Agreement, by and among the Trustee, the Company, Select Medical Escrow and the Company Guarantors (the "Select Medical Escrow Supplemental Indenture"), the Company will assume the obligations of Select Medical Escrow, and the Company Guarantors will guarantee the obligations of the Company under the Notes, the Indenture, this Agreement, the Registration Rights Agreement (as defined below) and the Escrow Agreement (the "Company Assumption"). In connection with the consummation of the Acquisition, pursuant to the Assumption Agreement and a Supplemental Indenture, in the form attached to the Escrow Agreement, by and among the Trustee, the Company, Kessler and each wholly-owned subsidiary of Kessler (collectively with Kessler, the "Kessler Guarantors," and together with the Company Guarantors, the "Guarantors;" and such Supplemental Indenture, the "Kessler Supplemental Indenture," and, together with the Select Medical Escrow Supplemental Indenture, the "Supplemental Indentures"), the Kessler Guarantors will guarantee the obligations of the Company under the Notes, the

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Indenture, this Agreement, the Registration Rights Agreement and the Escrow
Agreement (the "Kessler Assumption," and together with the Company Assumption, the "Assumptions"). Upon the satisfaction of certain conditions set forth in the Escrow Agreement, including the contemporaneous closing of the Acquisition, the release of the Security Interest (the "Security Interest Release") and the consummation of the Assumptions, the Escrowed Funds will be released to Select Medical Escrow or the Company. The date of the consummation of the Acquisition and the execution of the Supplemental Indentures is referred to as the "Acquisition Closing Date." Following the Acquisition and the Assumptions, the Securities will be guaranteed on an unsecured senior subordinated basis by guarantees (the "Guarantees", and each a "Guarantee") of the Guarantors. Notwithstanding anything herein to the contrary and for the avoidance of doubt, the Kessler Guarantors shall execute the Assumption Agreement, and the Kessler Supplemental Indenture and the Select Medical Escrow Supplemental Indenture may be pursuant to one supplemental indenture in the form attached to the Escrow Agreement but are herein referred by separate terms.

                  The Company hereby confirms its agreement with J.P. Morgan Securities Inc. ("JPMorgan") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Wachovia Capital Markets, LLC, SG Cowen Securities Corporation, CIBC World Markets Corp., Fleet Securities, Inc. and Jefferies & Company, Inc. (collectively, together with JPMorgan and Merrill Lynch, the "Initial Purchasers") concerning the purchase of the Securities from Select Medical Escrow by the several Initial Purchasers.

                  The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company and Select Medical Escrow prepared a preliminary offering memorandum dated July 21, 2003 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Company, Select Medical Escrow, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company and Select Medical Escrow to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company and Select Medical Escrow hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.

                  Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will, subject to the terms and conditions thereof, be entitled to

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the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex B (the "Registration Rights Agreement"), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the "Commission"), following the Assumptions, a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes of the Company (the "Exchange Securities") and guarantees of each of the Guarantors which are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions or additional interest) and the Guarantors and under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

                  Prior to the Closing Date, the Company's Credit Agreement will be amended (the "Credit Agreement Amendment").

                  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

                  1. Representations, Warranties and Agreements of the Company, the Company Guarantors and Select Medical Escrow. The Company, the Company Guarantors and Select Medical Escrow jointly and severally represent and warrant to, and agree with, the several Initial Purchasers on and as of the date hereof and the Closing Date (as defined in Section 3) that (provided, however, that in the case of any representation or warranty regarding Kessler and each of its subsidiaries only, any such representation or warranty shall be to the knowledge of the Company):

                  (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company, the Company Guarantors and Select Medical Escrow make no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company, the Company Guarantors or Select Medical Escrow by or on behalf of any Initial Purchaser specifically for use therein as specified in section 16 hereof (the "Initial Purchasers' Information").

                  (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if

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         requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

                  (c) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2, compliance with the agreements set forth herein, compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Transaction Documents (as defined in Section 1(g)), and the accuracy of the representations and warranties made in accordance with the Transaction Documents by purchasers to whom the Initial Purchasers initially resell the Securities, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") (it being understood that no representation is made as to any resale subsequent to the initial resale of the Securities).

                  (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in any material adverse changes in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect").

                  (e) (1) Each subsidiary and, in the case of Kessler and each of its subsidiaries, each future subsidiary of the Company set forth on
         Schedule III hereto (which lists (a) all Company Guarantors, (b) all other subsidiaries of the Company that are either operating entities or holding companies, (c) Select Medical Escrow and (d) Kessler and each of its subsidiaries, each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its incorporation, has corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in

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         the Offering Memorandum and is duly qualified as a foreign corporation or other entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as set forth on
         Schedule IV hereto, (a) all of the issued and outstanding capital stock of each such Subsidiary that is a corporation has been duly authorized and validly issued, is fully paid and non-assessable and is owned, or, in the case of the Kessler Guarantors, will be owned after the Acquisition Closing Date, by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and (b) all of the ownership interests of each such Subsidiary that is not a corporation have been duly authorized and are owned, or, in the case of the Kessler Guarantors, will be owned after the Acquisition Closing Date, by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company and Kessler are the subsidiaries listed on Schedule I hereto and the subsidiaries listed on Schedule V hereto (which lists all subsidiaries of the Company and Kessler that are not guaranteeing the Securities).

                  (2) Except to the extent disclosed in the Offering Memorandum under the caption "Selected Consolidated Financial and Other Data" and in the Company's consolidated financial statements included in the Offering Memorandum, each of the specialty acute care hospitals, outpatient rehabilitation clinics and occupational health centers (collectively, the "Facilities") described in the Offering Memorandum as owned by the Company or Kessler is owned or leased and operated, or following the Acquisition will be owned or leased and operated, by a Subsidiary of which the Company directly or indirectly owns, or following the Acquisition will own, 100% of the outstanding ownership interests. Except as disclosed in the Offering Memorandum, there are no material encumbrances or restrictions on the ability of any Subsidiary
         (i) to pay any dividends or make any distributions on such Subsidiary's capital stock, (ii) to make any loans or advances to, or investments in, the Company or any of its Subsidiaries, or (iii) to transfer any of its property or assets to the Company or any of its Subsidiaries.

                  (f) The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances by the Company, if

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         any, pursuant to reservations, agreements or employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Offering Memorandum or repurchases of an immaterial number of shares of the Company's capital stock held by former employees). Select Medical Escrow is a wholly-owned subsidiary of the Company. Following consummation of the Acquisition, Kessler will be a wholly-owned subsidiary of the Company. The shares of issued and outstanding capital stock of the Company, Select Medical Escrow and Kessler have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company, Select Medical Escrow or Kessler were issued in violation of the preemptive or other similar rights of any securityholder of the Company, Select Medical Escrow or Kessler, respectively, that were not subsequently waived. The shares of capital stock of the Company issued or to be issued in connection with the exercise of any put right held by any prior owner of a Facility that was subsequently acquired by the Company, have been issued in compliance, in all material respects, with all federal and state securities laws. Except as disclosed in the Offering Memorandum, there are no outstanding options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company's or any of its subsidiaries', or Kessler's or any other Kessler Guarantors' capital stock or other ownership interests.

                  (g) (i) The Company, Select Medical Escrow and each of the Company Guarantors has full right, power and authority to execute and deliver this Agreement, the Indenture (including the Guarantee set forth therein), the Registration Rights Agreement, and the Securities and (ii) the Company has the full right, power and authority to execute and deliver the Credit Agreement Amendment (the documents listed in clauses (i) and (ii) above are collectively referred to as the "Transaction Documents") and the Company, Select Medical Escrow and each of the Company Guarantors has the full right, power and authority to perform their respective obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby, including, without limitation the Equity Contribution, have been duly and validly taken. Select Medical Escrow has full right, power and authority to execute and deliver and to perform its obligations under the Escrow Agreement, the Securities Account Control Agreement, the Assumption Agreement and the Select Medical Escrow Supplemental Indenture, and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the foregoing

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         documents and agreements and the consummation of the transactions contemplated thereby, including, without limitation, the granting and perfection of the Security Interest, has been duly and validly taken. The Company has full right, power and authority to execute and deliver and to perform its obligations under the Escrow Agreement, the Assumption Agreement, the Supplemental Indentures and the Stock Purchase Agreement, and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the foregoing documents and agreements and the consummation of the transactions contemplated thereby has been duly and validly taken. Each of the Company Guarantors has full right, power and authority to execute and deliver and to perform its obligations under the Assumption Agreement and the Select Medical Escrow Supplemental Indenture, and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the foregoing documents and agreements and the consummation of the transactions contemplated thereby has been duly and validly taken. The Company's Board of Directors (the "Board") has taken all action necessary to permit the Company to cause each of the Kessler Guarantors, and there is no fact or circumstance that would prevent each of the Kessler Guarantors from having full right, power and authority, to execute and deliver and to perform its obligations under the Kessler Supplemental Indenture, and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the foregoing documents and agreements and the consummation of the transactions contemplated thereby has been duly and validly taken by the Company and each of its subsidiaries and upon consummation of the Acquisition the Company will cause to be taken by each of the Kessler Guarantors.

                  (h) This Agreement has been duly authorized, executed and delivered by the Company, Select Medical Escrow and each of the Company Guarantors.

                  (i) Each of the Registration Rights Agreement, the Assumption Agreement and the Select Medical Escrow Supplemental Indenture has been duly authorized by the Company, Select Medical Escrow and each of the Company Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company, Select Medical Escrow and each of the Company Guarantors enforceable against the Company, Select Medical Escrow and each of the Company Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair

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         dealing. The Stock Purchase Agreement has been duly authorized, executed and delivered in accordance with its terms by the Company, and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Escrow Agreement has been duly authorized by the Company and Select Medical Escrow and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and Select Medical Escrow, enforceable against the Company and Select Medical Escrow in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Securities Account Control Agreement has been duly authorized by Select Medical Escrow and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of Select Medical Escrow, enforceable against Select Medical Escrow in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). The Kessler Supplemental Indenture has been duly authorized by the Company and, in connection with the Acquisition, the Company will upon the consummation of the Acquisition cause the Kessler Supplemental Indenture to be duly authorized by each of the Kessler Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Kessler Guarantors enforceable against the Company and each of the Kessler Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (j) The Indenture has been, and in the case of the Company and the Company Guarantors, will be, and in the case of the Kessler Guarantors, upon the

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         consummation of the Acquisition the Company will cause the Indenture to be, duly authorized by Select Medical Escrow, the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto (in the case of the Company and the Guarantors, by means of the Supplemental Indentures), will constitute a valid and legally binding agreement of Select Medical Escrow, the Company and each of the Guarantors enforceable against Select Medical Escrow, the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. On the Closing
         Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (k) The Securities have been, and, in the case of the Kessler Guarantors, upon the consummation of the Acquisition the Company will cause the Securities to be, duly authorized by Select Medical Escrow, the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of Select Medical Escrow and the Company, as issuers (in the case of the Company, by means of the Company Assumption and the Select Medical Escrow Supplemental Indenture) and each of the Guarantors, as guarantors (in the case of the Company Guarantors, by means of the Company Assumption and the Select Medical Escrow Supplemental Indenture, and in the case of the Kessler Guarantors, by means of the Kessler Assumption and the Kessler Supplemental Indenture), entitled to the benefits of the Indenture and enforceable against Select Medical Escrow and the Company, as issuers, and each of the Guarantors, as guarantors, in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Securities conform to all statements relating thereto contained in the Offering Memorandum and such description conforms to the rights set forth in the Transaction Documents, the Escrow Agreement, the Assumption Agreement and the Supplemental Indentures.

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                  (l) The Guarantees have been duly authorized by each of the
         Company Guarantors and the Company will cause the Guarantees to be duly authorized by the Kessler Guarantors on the Acquisition Closing Date and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein (assuming due authorization, execution and delivery of the Indenture by the Trustee and due authentication of the Securities by the Trustee), and in the case of the Company Guarantors, after the execution of the Select Medical Escrow Supplemental Indenture, and in the case of the Kessler Guarantors, after the execution of the Kessler Supplemental Indenture, will constitute valid and legally binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms.

                  (m) The Exchange Securities have been duly authorized by Select Medical Escrow and the Company and the related guarantees have been duly authorized by each of the Company Guarantors and the Company will cause the Exchange Securities to be duly authorized by the Kessler Guarantors on the Acquisition Closing Date and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement (assuming the Indenture is the valid and legally binding obligation of the Trustee) will constitute a valid and legally binding agreement of Select Medical Escrow and the Company, as the case may be, as issuers and each of the Guarantors, as guarantors, enforceable against Select Medical Escrow and the Company, as the case may be, as issuers and each of the Guarantors, as guarantors, in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (n) Each of the Transaction Documents not referred to in the preceding clauses (h) through (l) has been duly authorized by the Company and, when duly executed and delivered in accordance with their terms by each of the parties thereto will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (o) Each of the Transaction Documents, the Escrow Agreement, the Assumption Agreement, the Supplemental Indentures and the Stock Purchase

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         Agreement (collectively, together with the Securities Account Control
         Agreement, the "Related Documents") conforms in all material respects to the description thereof contained in the Offering Memorandum.

                  (p) The execution, delivery and performance by Select Medical Escrow, the Company and each of the Guarantors of each of the Related Documents to which it is or will be a party, the issuance, authentication, sale and delivery of the Securities and compliance by Select Medical Escrow, the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Related Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, is a party or by which the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, is bound or to which any of the property or assets of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such actions result in any violation of the provisions of the charter or by-laws (or other comparable organizational documents) of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by Select Medical Escrow, the Company and each of the Guarantors of the Related Documents to which each is a party, the issuance, authentication, sale and delivery of the Securities and compliance by Select Medical Escrow, the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Related Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications which shall have been obtained or made prior to the Closing Date and as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

                  (q) PricewaterhouseCoopers LLP are independent certified public accountants with respect to the Company and each of its subsidiaries and Kessler and each of its subsidiaries, respectively, within the applicable rules and regulations of the Commission. The consolidated financial statements included in the Offering Memorandum, together with the related notes, comply in all material respects with the requirements applicable to a registration statement on Form S-4 under the Securities Act (except that certain supporting schedules and exhibits are omitted), present fairly the financial position of the Company and its consolidated subsidiaries and Kessler and its consolidated subsidiaries, at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries and Kessler and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The selected consolidated financial data and the summary consolidated financial information of the Company and Kessler included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The pro forma financial statements and the related notes thereto and the other pro forma information included in the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Notwithstanding the foregoing, the parties acknowledge that the column entitled pro forma "LTM ended March 31, 2003" set forth on page 34 of the Offering Memorandum does not comply with the rules of the Commission requiring the Company to include pro forma financial statements for and as of the latest quarterly period and the prior fiscal year only, and the use of Adjusted EBITDA in the Offering Memorandum may not comply with Item 10(e) of Regulation S-K.

                  (r) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending (other than any sealed "qui tam" actions of which the Company has no knowledge), or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries and Kessler and its subsidiaries taken as a whole; the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, is a party or of which any of their respective properties or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (s) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or the consummation of the Acquisition or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, which would prevent or suspend the issuance or sale of the Securities or the consummation of the Acquisition or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or the consummation of the Acquisition or in any manner draw into question the validity or enforceability of any of the Related Documents or any action taken or to be taken pursuant thereto; and the Company and Select Medical Escrow have complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (t) None of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, is (i) in violation of its charter or by-laws (or other comparable organizational documents), (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject (except for such defaults that would not result in a Material Adverse Effect) or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

                  (u) The Company and its subsidiaries and Kessler and its subsidiaries possess all required permits, licenses, provider numbers, certificates, approvals (including without limitation, certificate of need approvals), consents, orders, certifications (including, without limitation, certification under the Medicare and Medicaid programs), accreditations (including, without limitation, accreditation by the Joint Commission on Accreditation of Healthcare Organizations) and other authorizations (collectively, "Governmental Licenses") issued by, and have made all required declarations and filings with, the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them (including, without limitation, Government Licenses as are required (i) under such federal and state healthcare laws as are applicable to the Company and its subsidiaries or Kessler and its subsidiaries and (ii) with respect to those facilities operated by the Company or any of its subsidiaries or Kessler or any of its subsidiaries that participate in the Medicare and/or Medicaid programs, to receive reimbursement thereunder), except where the failure to possess such Governmental Licenses or to make such declarations would not reasonably be expected to result in a Material Adverse Effect; the Company and its subsidiaries and Kessler and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Effect; and none of the Company or any of its subsidiaries or Kessler or any of its subsidiaries, has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. All of the long-term acute care hospitals operated by the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, and all of the Company's and its subsidiaries' and Kessler's and its subsidiaries' outpatient clinics that operate as "rehabilitation agencies" are "providers of service" as defined in the Social Security Act and the regulations promulgated thereunder and are eligible to participate in the Medicare and (to the extent disclosed in the Offering Memorandum) Medicaid programs.

                  (v) The accounts receivable of the Company and its subsidiaries and Kessler and its subsidiaries have been adjusted to reflect material changes in the reimbursement policies of third party payors such as Medicare, Medicaid, private insurance companies, health maintenance organizations, preferred provider organizations, managed care systems and other third party payors (including, without limitation, Blue Cross plans). The accounts receivable, after giving effect to the allowance for doubtful accounts, relating to such third party payors do not materially exceed amounts the Company and its subsidiaries or Kessler and its subsidiaries are entitled to receive.

                  (w) Neither the Company nor, to the knowledge of the Company, any officers, directors or stockholders, employees or other agents of the Company or any of its subsidiaries or Kessler or any of its subsidiaries or the hospitals operated by them, has engaged in any activities which are prohibited under Federal Medicare and Medicaid statutes including, but not limited to, 42 U.S.C. Sections 1320a-7 (Program Exclusion), Section 1320a-7a (Civil Monetary Penalties), 1320a-7b (the Anti-kickback Statute), Section 1395nn and 1396b (the "Stark" law, prohibiting certain self-referrals), or any other federal healthcare law, including, but not limited to, the federal TRICARE statute, 10 U.S.C. Section 1071 et seq., the Federal Civil False Claims Act, 31 U.S.C. Sections 3729-32, Federal Criminal False Claims Act, 18 U.S.C. Section 287, False Statements Relating to Health Care Matters, 18 U.S.C. Section 1035, Health Care Fraud, 18 U.S.C. SEction 1347, or the federal Food, Drug & Cosmetics Act, 21 U.S.C. SEction 360aaa, or any regulations promulgated pursuant to such statutes, or related state or local statutes or regulations or any rules of professional conduct, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment under the Medicare or Medicaid program or from any third party (where applicable federal or state law prohibits such payments to third parties); (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment under the Medicare or Medicaid program or from any third party (where applicable federal or state law prohibits such payments to third parties); (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment under the Medicare or Medicaid program or from any third party (where applicable federal or state law prohibits such payments to third parties) on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully offering, paying, soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind (a) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or any third party (where applicable federal or state law prohibits such payments to third parties), or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid or any third party (where applicable federal or state law prohibits such payments to third parties); (v) knowingly and willfully referring an individual to a person with which they have ownership or certain other financial arrangements (where applicable federal law prohibits such referrals); and (vi) knowingly and willfully violating any enforcement initiative instituted by any governmental agency (including, without limitation, the Office of the Inspector General and the Department of Justice), except for any such activities which are specifically described in the Offering Memorandum or which would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (x) None of the Company or any of its subsidiaries or Kessler or any of its subsidiaries or any of the Facilities operated by any of them has failed to file with applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order, except where the failure to be so in compliance could not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Offering Memorandum, all such filings or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions, except for any such failures to be in compliance or deficiencies which would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (y) The Company and its subsidiaries and Kessler and its subsidiaries have timely filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and all such tax returns are true, correct and complete, except to the extent that any failure to file or request an extension, or any incorrectness would not reasonably be expected to result in a Material Adverse Effect. The Company and its subsidiaries and Kessler and its subsidiaries have timely paid all taxes shown as due on such filed tax returns (including any related assessments, fines or penalties), except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, or to the extent that any failure to pay would not reasonably be expected to result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(q) above in accordance with GAAP in respect of all Federal, state, local and foreign taxes for all periods as to which the tax liability of the Company and its subsidiaries and Kessler and its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities except (A) for taxes incurred after the date of the financial statements referred to in
         Section 1(q) or (B) where the failure to provide for such charges, accruals and reserves would not reasonably be expected to result in a Material Adverse Effect. None of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, is a "United States real property holding corporation" within the meaning of
         Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code").

                  (z) None of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, is (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or
         (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (aa) The Company and each of its subsidiaries and Kessler and each if its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has complied in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, including, without limitation, any such provisions relating to extensions of credit to directors or executive officers and the Company's internal controls.

                  (bb) The Company and each of its subsidiaries and Kessler and each of its subsidiaries and each of the Facilities owned, leased or operated by them are insured by insurers of recognized financial responsibility, or self-insured as disclosed in the Offering Memorandum, against such losses and risks and in such amounts as are prudent and customary in the healthcare industry; none of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, or any of the hospitals owned, leased or operated by them, has been refused any material insurance coverage sought or applied for since January 1, 2001; and the Company has no reason to believe that it or any of the Facilities owned, leased or operated by it, any of its subsidiaries, or Kessler or any of its subsidiaries, will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain coverage consistent with such coverage in all material respects from insurers with comparable financial strength and claims paying ability ratings as may be necessary to continue its operations except where the failure to renew or maintain such coverage would not reasonably be expected to result in a Material Adverse Effect. The officers and directors of the Company and Select Medical Escrow are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for officers' and directors' liability insurance of a public company and as the Company believes would cover claims which would reasonably be expected to be made in connection with the issuance of the Securities; and the Company has no reason to believe that it will not be able to renew its existing directors' and officers' liability insurance coverage as and when such coverage expires or to obtain coverage consistent with such coverage in all material respects from insurers with comparable financial strength and claims paying ability ratings as may be necessary to cover its officers and directors.

                  (cc) The Company and its subsidiaries and Kessler and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them in all material respects, and none of the Company or any of its subsidiaries, or Kessler or any if its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (dd) The Company and its subsidiaries and Kessler and its subsidiaries have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, in a manner that would reasonably be expected to result in a Material Adverse Effect, affect the value of such property or interfere with the use made or proposed to be made of such property by the Company or any of its subsidiaries, or Kessler or any of its subsidiaries; and all of the leases and subleases of the Company and its subsidiaries, and Kessler and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company or any of its subsidiaries, nor Kessler or any of its subsidiaries, has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, to the continued possession of the leased or subleased premises under any such lease or sublease, except where the failure to be in full force and effect or such claim would not reasonably be expected to have a Material Adverse Effect.

                  (ee) No labor dispute with the employees of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of the Company's or any of its subsidiaries', or Kessler's or any of its subsidiaries', principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (ff) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company and each of its subsidiaries, and Kessler and each of its subsidiaries, have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

                  (gg) Except as described in the Offering Memorandum, (A) none of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, or any of the Facilities owned, leased or operated by them, is in violation of any material federal, state, local or foreign statute, law, rule, regulation, standard, guide, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances (including, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde insulation, petroleum or petroleum products) (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries and Kessler and its subsidiaries and each of the Facilities owned, leased or operated by them have all material permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, or any of the Facilities owned, leased or operated by them, except as would not, singly or in the aggregate, result in a Material Adverse Effect and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, or any of the Facilities owned, leased or operated by them, relating to Hazardous Materials or any Environmental Laws except for such events or circumstances that would not, singly or in the aggregate, result in a Material Adverse Effect.

                  (hh) None of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, or to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (ii) On and immediately after the Closing Date, Select Medical Escrow, and on and immediately after the effectiveness of the Assumptions, the Company and each of its subsidiaries and Kessler and each of its subsidiaries (in each case, after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date the present fair market value (or present fair saleable value) of the assets of Select Medical Escrow, the Company, Kessler and each of their respective subsidiaries, as the case may be, is not less than the total amount required to pay the probable liabilities of Select Medical Escrow, the Company, Kessler and each of their respective subsidiaries, as the case may be, on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, Select Medical Escrow, the Company, Kessler and each of their respective subsidiaries, as the case may be, is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, assuming the sale of the Securities (and in the case of the Company, Kessler and each of their respective subsidiaries, the Assumption) as contemplated by this Agreement and the Offering Memorandum, Select Medical Escrow, the Company, Kessler and each of their respective subsidiaries, as the case may be, is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and Select Medical Escrow, the Company, Kessler and each of their respective subsidiaries, as the case may be, is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  (jj) None of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, owns any "margin securities" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

                  (kk) Other than as provided for or contemplated by this Agreement, none of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or any of its subsidiaries or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

                  (ll) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                  (mm) None of Select Medical Escrow, the Company, or any of their affiliates or any person acting on any of their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("Regulation S")), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

                  (nn) None of Select Medical Escrow, the Company or any of their affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

                  (oo) None of Select Medical Escrow, the Company or any of their affiliates or any other person acting on any of their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

                  (pp) None of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries or, to the best of the Company's knowledge, any of their respective directors, officers or affiliates has taken or will take, directly or indirectly, any action designed to, or that could be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities in violation of Regulation M under the Exchange Act.

                  (qq) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                  (rr) Except as disclosed in the Offering Memorandum, there are no outstanding loans, advances, or guarantees of indebtedness by the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, to or for the benefit of any of the executive officers or directors of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, or any of the members of the families of any of them that would be required to be so disclosed under the Securities Act, the regulations thereunder or Form S-1 pursuant to the Securities Act.

                  (ss) The statistical and market-related data included in the Offering Memorandum is derived from sources which Select Medical Escrow and the Company reasonably and in good faith believe to be accurate, reasonable and reliable in all material respects and the statistical and market-related data included in the Offering Memorandum agrees with the sources from which it was derived in all material respects. Without limitation to the foregoing, the following were derived from accounting, financial and/or other appropriate records of the Company (the "Company Records"): (i) the pro forma amounts relating to the ranking of indebtedness and certain amounts of indebtedness outstanding (including Senior Indebtedness, Senior Subordinated Indebtedness, Guarantor Senior Indebtedness, Existing Subsidiary Guarantees and other indebtedness of Subsidiary Guarantors) disclosed in the Offering Memorandum under the headings "Offering memorandum summary -- The offering - Ranking", "Risk factors - Despite our level of indebtedness, we and our subsidiaries will be able to incur more debt. This could further exacerbate the risks described above", "Risk factors - Risks relating to the offering - Your right to receive payments on the notes will be junior to our existing senior indebtedness and the existing senior indebtedness of the subsidiary guarantors and possibly all of our and their future indebtedness. Further, claims of creditors of our non-guarantor subsidiaries will generally have priority with respect to the assets of those subsidiaries over your claims", "Description of notes - Ranking and subordination", "Description of notes - Subsidiary guarantees", (ii) the amount of availability the Company would have had under its senior credit facility as of March 31, 2003 after giving effect to the offering, as disclosed under the headings "Offering memorandum summary -- The offering - Ranking", "Risk factors - Risks relating to our business - Our indebtedness may limit cash flow available to invest in the ongoing needs of our business to generate future cash flow, which could prevent us from fulfilling our obligations under the notes", and "Risk factors - Risks relating to our business - Despite our level of indebtedness, we and our subsidiaries will be able to incur more debt. This could further exacerbate the risks described above", "Description of notes - "Ranking and subordination", (iii) the percent, for each of the three months ended March 31, 2003 and 2002, of specialty hospital revenues from services provided to Medicare patients that was paid by Medicare under a cost-based reimbursement methodology, as disclosed in the Offering Memorandum under the heading "Management's discussion and analysis of financial condition and results of operations - Critical accounting matters - Sources of revenues", and (iv) the percent of funding our Canadian outpatient rehabilitation clinics receive through workers' compensation benefits, as disclosed in the Offering Memorandum under the heading "Our business - Government regulations - Canadian reimbursement". The Company Records accurately present the above-referenced information as disclosed in the Offering Memorandum at the dates indicated and for the periods specified.

                  (tt) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein,
         (A) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company and its subsidiaries and Kessler and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) none of the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, has incurred any liability or obligation, direct or contingent, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries and Kessler and its subsidiaries considered as one enterprise, (C) there have been no transactions entered into by the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries and Kessler and its subsidiaries considered as one enterprise, and (D) there has not been any change in the capital stock (other than pursuant to issuances of common stock in connection with the exercise of options or put rights) or long-term debt of the Company or Kessler or any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  2. Purchase and Resale of the Securities.

(a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, Select Medical Escrow agrees to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from Select Medical Escrow, the principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule II hereto at a purchase price equal to 97.60% of the principal amount thereof. Select Medical Escrow shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

(b) The Initial Purchasers have advised Select Medical Escrow and the Company that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it is an accredited investor within the meaning of Regulation D under the Securities Act and it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of their initial offering, only (A) within the United States to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers"), as defined in Rule 144A under the Securities Act ("Rule 144A"), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (B) outside the United States to persons other than U.S. persons in reliance on Regulation S under the Securities Act ("Regulation S").

(c) In connection with the offer and sale of Securities in reliance on Regulation S, each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

                  (i) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act;

                  (ii) such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities,
                           (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act;

                  (iii) none of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S) with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S;

                  (iv) at or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                           "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S"; and

                  (v) it has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in this Section 2(c) have the meanings given to them by Regulation S.

(d) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it has not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 ("FSMA") of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any of the Securities in circumstances in which Section 21(l) of the FSMA does not apply to the Company.

(e) Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser from Select Medical Escrow pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that Select Medical Escrow or the Company shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that Select Medical Escrow and the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5(d) and
(e), counsel for Select Medical Escrow and the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.

(f) Select Medical Escrow and the Company acknowledge and agree that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to an Initial Purchaser.

                  3. Delivery of and Payment for the Securities.

(a) Delivery of and payment for the Securities shall be made at the offices of Debevoise & Plimpton, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on August 12, 2003, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

(b) On the Closing Date, payment of the purchase price for the Securities shall be made to Select Medical Escrow by wire or book-entry transfer of same-day funds to such account or accounts as Select Medical Escrow shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as JPMorgan on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. Select Medical Escrow agrees to make one or more global certificates evidencing the Securities available for inspection by JPMorgan on behalf of the Initial Purchasers in New York, New York no later than 1 P.M. on the day prior to the Closing Date.

(c) On the Closing Date, Select Medical Escrow shall deposit the Escrowed funds in an escrow account in accordance with the Escrow Agreement.

                  4. Further Agreements of Select Medical Escrow, the Company and the Company Guarantors. Each of Select Medical Escrow, the Company and the Company Guarantors agree with each of the Initial Purchasers:

                  (a) to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

                  (b) to furnish promptly to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

                  (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review;

                  (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

                  (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

                  (f) for so long as the Securities are outstanding, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

                  (g) to promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably request; provided that the Company and its subsidiaries, and Kessler and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction;

                  (h) to assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");

                  (i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

                  (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

                  (k) until (a) November 27, 2003 if the Acquisition and the Assumptions have not been consummated prior to such date, (b) the date 90 days from the date of the Offering Memorandum if the Acquisition and the Assumptions have been consummated prior to such date, or (c) the date on which the Acquisition and the Assumptions are consummated if such date occurs after the date set forth in clause (b) and before the date set forth in clause (a) above, (X) not to seek to finance the Acquisition other than with the - proceeds of the issuance of the Securities (other than (i) to the extent cash or borrowing under the senior credit facility is used to finance a portion of the Acquisition as disclosed in the Offering Memorandum and (ii) if the closing of the issuance of the Securities does not occur within 10 business days of the date of this Agreement), and (Y) not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries, or Kessler or any of its subsidiaries (other than the Securities), in each case without the prior written consent of JPMorgan and Merrill Lynch, it being understood that the foregoing shall not prohibit the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, from issuing seller notes to the seller in connection with any acquisition (other than the Acquisition) by the Company or any of its subsidiaries, or Kessler or any of its subsidiaries, as permitted under the Indenture or making borrowings under the Credit Agreement, other than to finance the Acquisition (except as disclosed in the Offering Memorandum);

                  (l) during the period from the Closing Date until three years after the Closing Date or, if earlier, the completion of the Exchange Offer, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

                  (m) not to, for so long as the Securities are outstanding or, if earlier, until such time as the Securities are not "restricted securities" (as defined in Rule 144 under the Securities Act), be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and not to be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

                  (n) in connection with the offering of the Securities, until JPMorgan and Merrill Lynch on behalf of the Initial Purchasers shall have notified the Company of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

                  (o) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers;

                  (p) to furnish to each of the Initial Purchasers on the date hereof a copy of the independent accountants' reports included in the Offering Memorandum signed by the accountants rendering such reports;

                  (q) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

                  (r) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;

                  (s) to not take any action prior to the Closing Date which would require the Offering Memorandum to be amended or supplemented pursuant to Section 4(d);

                  (t) prior to the later of the Closing Date and the date on which all of the Securities have been resold by the Initial Purchasers, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company or Kessler or their respective conditions, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchasers are notified), without the prior written consent of the Initial Purchasers, which consent shall not be unreasonably withheld or delayed, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law;

                  (u) to apply the net proceeds from the sale of the Securities in all material respects as set forth in the Offering Memorandum under the heading "Use of Proceeds"; and

                  (v) Immediately upon consummation of the Acquisition, to cause the Company, the Company Guarantors and the Kessler Guarantors to duly authorize, execute and deliver the respective Supplemental Indentures.

                  5. Conditions of Initial Purchasers' Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of Select Medical Escrow, the Company and the Company Guarantors contained herein, to the accuracy of the statements of Select Medical Escrow, the Company, the Company Guarantors and their respective officers made in any certificates delivered pursuant hereto, to the performance by Select Medical Escrow, the Company and each of the Company Guarantors of their obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or threatened.

                  (b) None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Related Documents and the Offering Memorandum, and all other legal matters relating to the Related Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers, and Select Medical Escrow, the Company and the Company Guarantors shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

                  (d) Dechert LLP shall have furnished to the Initial Purchasers their written opinion, as counsel to Select Medical Escrow, the Company and the Company Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex C hereto.

                  (e) Michael E. Tarvin shall have furnished to the Initial Purchasers his written opinion, as general counsel to Select Medical Escrow and the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers substantially to the effect set forth in Annex D hereto.

                  (f) Reed Smith LLP shall have furnished to the Initial Purchasers their written opinion, as special regulatory counsel to the Company and the Company Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex E hereto.

                  (g) Tory's shall have furnished to the Initial Purchasers their written opinion, as special Canadian counsel to the Company and the Company Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex F hereto.

                  (h) The Initial Purchasers shall have received from Debevoise & Plimpton, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

                  (i) The Company shall have furnished to the Initial Purchasers two letters (one in respect of the Company and the other in respect of Kessler) (the "Initial Letters") of PricewaterhouseCoopers LLP, addressed to the Initial Purchasers and dated the date hereof, in form and substance satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex G and Annex H hereto.

                  (j) The Company shall have furnished to the Initial Purchasers two letters (the "Bring-Down Letters") of PricewaterhouseCoopers LLP, addressed to the Initial Purchasers and dated the Closing Date (A) confirming that they are independent public accountants with respect to the Company and Kessler, respectively, within the applicable rules and regulations adopted by the Commission,
         (B) stating, as of the date of the Bring-Down Letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letters), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letters are accurate and (C) confirming in all material respects the conclusions and findings set forth in the Initial Letters.

                  (k) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its chief executive officer, its chief operating officer and its chief financial officer stating that as of the Closing Date, the representations and warranties of Select Medical Escrow, the Company and the Company Guarantors in this Agreement are true and correct in all material respects (including without limitation Section 1(a)), Select Medical Escrow, the Company and the Company Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of the Company or any of its subsidiaries, or, to the knowledge of the Company, Kessler or any of its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries, or, to the knowledge of the Company, Kessler and its subsidiaries taken as a whole, except as set forth in the Offering Memorandum.

                  (l) The Initial Purchasers shall have received a certificate of Michael E. Tarvin, Senior Vice President and General Counsel of Select Medical Escrow and the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex I hereto. The Initial Purchasers shall have received a certificate of the Chief Financial Officer and the Controller of the Company concerning certain information contained in the Offering Memorandum, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex J hereto.

                  (m) The Initial Purchasers shall have received a counterpart of (i) the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of Select Medical Escrow, the Company and each of the Company Guarantors; (ii) the Escrow Agreement which shall have been executed and delivered by a duly authorized officer of Select Medical Escrow; and (iii) the Stock Purchase Agreement which shall have been executed and delivered by a duly authorized officer of the Company, Kessler and the Kessler Foundation.

                  (n) The Indenture shall have been duly executed and delivered by Select Medical Escrow and the Trustee, and the Securities shall have been duly executed and delivered by Select Medical Escrow and duly authenticated by the Trustee.

                  (o) The Securities shall have been approved by the NASD for trading in the PORTAL Market.

                  (p) If any event shall have occurred that requires Select Medical Escrow, the Company or the Company Guarantors under Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, then such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

                  (q) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

                  (r) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock (other than pursuant to issuances of common stock in connection with the exercise of options or put rights) or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of Select Medical Escrow, the Company and its subsidiaries and Kessler and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

                  (s) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

                  (t) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's other debt securities or preferred stock by a "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's other debt securities or preferred stock.

                  (u) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange (including without limitation, the New York Stock Exchange) or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by Federal or New York state authorities or (iii) any calamity or crisis, outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

                  (v) The Credit Agreement Amendment has been executed and delivered by all of the parties thereto.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Debevoise & Plimpton.

                  6. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if,
(i) prior to that time, any of the events described in Section 5(u) shall have occurred and be continuing or (ii) as of the Closing Date, any of the terms and conditions set forth in Section 5 shall not have been satisfied in all respects.

                  7.Defaulting Initial Purchasers.

(a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to Select Medical Escrow and the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then Select Medical Escrow and the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or Select Medical Escrow and the Company may postpone the Closing Date for up to five full Business Days in order to effect any changes that in the opinion of counsel for Select Medical Escrow and the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and Select Medical Escrow and the Company agree to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule II hereto that, pursuant to this Section 7, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements, if any, for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and Select Medical Escrow and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then Select Medical Escrow and the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser's pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder in relation to the principal amount of Securities that all non-defaulting Initial Purchasers agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangement have not been made.

(c) If, after giving effect to arrangements, if any, for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and Select Medical Escrow and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if Select Medical Escrow and the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers, Select Medical Escrow, the Company or the Company Guarantors, except that Select Medical Escrow, the Company and each of the Company Guarantors will continue to be liable for the payment of expenses as set forth in Sections 8 and 12 hereof and except that the provisions of Sections 9 or 10 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to Select Medical Escrow, the Company, the Company Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

                  8. Reimbursement of Initial Purchasers' Expenses. If (a) this Agreement shall have been terminated pursuant to Section 6 or 7, (b) Select Medical Escrow shall fail to tender the Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, Select Medical Escrow, the Company and the Company Guarantors shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Initial Purchasers, none of Select Medical Escrow, the Company or the Company Guarantors shall be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

                  9. Indemnification.

(a) Select Medical Escrow, the Company and each of the Company Guarantors shall jointly and severally indemnify and hold harmless each Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided by Select Medical Escrow, the Company or any Company Guarantor pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Select Medical Escrow, the Company and the Company Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any such Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by Select Medical Escrow or the Company with Section 4(b).

(b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless Select Medical Escrow, the Company, each of the Company Guarantors and their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which Select Medical Escrow or the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchasers' Information, and shall reimburse Select Medical Escrow or the Company, as the case may be, for any legal or other expenses reasonably incurred by Select Medical Escrow or the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  The obligations of Select Medical Escrow, the Company, the Company Guarantors and the Initial Purchasers in this Section 9 and in Section 10 are in addition to any other liability that Select Medical Escrow, the Company, the Company Guarantors or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

                  10. Contribution. If the indemnification provided for in
Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by Select Medical Escrow, the Company and the Company Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Select Medical Escrow, the Company and the Company Guarantors on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by Select Medical Escrow, the Company and the Company Guarantors on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of Select Medical Escrow, the Company and the Company Guarantors, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Select Medical Escrow, the Company and the Company Guarantors on the one hand or to any Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omissions. Select Medical Escrow, the Company, the Company Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.

                  11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, Select Medical Escrow, the Company, the Company Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of Select Medical Escrow, the Company, the Company Guarantors and the Initial Purchasers and in
Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  12. Expenses. Select Medical Escrow, the Company and each of the Company Guarantors agrees with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto;
(c) the costs of reproducing and distributing each of the Related Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of Select Medical Escrow's and the Company's counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 8, the Initial Purchasers shall pay their own costs and expenses.

                  13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of Select Medical Escrow, the Company, each of the Company Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of Select Medical Escrow, the Company, each of the Company Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

                  14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to J.P. Morgan Securities Inc., 270 Park Avenue, 4th floor, New York, New York 10017, Attention: Steven A. Tulip (telecopier no.: (212) 270-0994) with a copy to Debevoise & Plimpton, 919 Third Avenue, New York, New York, attention of Steven J. Slutzky, facsimile (212) 909-6836; or

                  (b) if to the Company, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Michael E. Tarvin, Senior Vice President, Secretary and General Counsel (telecopier no.: (717) 975-9981) with a copy to Dechert LLP, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103, attention of Christopher
         G. Karras, Facsimile (215) 994-2222;

provided that any notice to an Initial Purchaser pursuant to Section 9(c) shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. Select Medical Escrow and the Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by JPMorgan.

                  15. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                  16. Initial Purchasers' Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: the statements concerning the Initial Purchasers contained in the (i) the second sentence of the fifth paragraph on the front cover page, and (ii) the third paragraph, the fourth, fifth and sixth sentences of the eighth paragraph, the tenth paragraph and the eleventh paragraph under the heading "Plan of Distribution".

                  17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  18. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed agreement counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  19. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

                  20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company, Select Medical Escrow, the Company Guarantors and the several Initial Purchasers in accordance with its terms.

                                       Very truly yours,

                                       SELECT MEDICAL CORPORATION

                                       By: /s/  Michael E. Tarvin
                                          -----------------------------------
                                          Name: Michael E. Tarvin
                                          Title: Senior Vice President

                                       SELECT MEDICAL ESCROW, INC.

                                       By: /s/ Michael E. Tarvin
                                          -----------------------------------
                                          Name: Michael E. Tarvin
                                          Title: Vice President

                                       SELECTMARK, INC.

                                          By: /s/ Andrew T. Panaccione
                                             ------------------------------
                                          Name: Andrew T. Panaccione
                                          Title: Treasurer

                                       SELECT HOSPITAL INVESTORS, INC.

                                       By: /s/ Andrew T. Panaccione
                                          -----------------------------------
                                       Name: Andrew T. Panaccione
                                       Title: Vice President & Treasurer

                                       SLMC FINANCE CORPORATION

                                       By: /s/ Andrew T. Panaccione
                                          ------------------------------
                                       Name: Andrew T. Panaccione
                                       Title: Treasurer

                                       EACH OF THE COMPANY
                                       GUARANTORS LISTED ON SCHEDULE
                                       I HERETO OTHER THAN
                                       SELECTMARK, INC., SELECT
                                       HOSPITAL INVESTORS, INC. AND
                                       SLMC FINANCE CORPORATION

                                       By /s/ Michael E. Tarvin
                                          ----------------------------
                                          Name: Michael E. Tarvin
                                          Title: Vice President

Accepted:

J.P. MORGAN SECURITIES INC.
for itself and on behalf of
the several Initial Purchasers
listed in Schedule II hereto

By /s/ Steve Tulip
   -----------------------------
   Authorized Signatory

Address for notices pursuant to Section 9(c):
1 Chase Manhattan Plaza, 25th floor
New York, New York 10081
Attention: Legal Department

                                                                      SCHEDULE I
                                                                      GUARANTORS

                               COMPANY GUARANTORS

Affiliated Physical Therapists, Ltd.

Allegany Hearing and Speech, Inc.

American Transitional Hospitals, Inc.

Athens Sports Medicine Clinic, Inc.

Ather Sports Injury Clinic, Inc.

Atlantic Health Group, Inc.

Atlantic Rehabilitation Services, Inc.

Avalon Rehabilitation & Healthcare, LLC

Buendel Physical Therapy, Inc.

C.E.R. - West, Inc.

C.O.A.S.T. Institute Physical Therapy, Inc.

CCISUB, Inc.

CMC Center Corporation

Cenla Physical Therapy & Rehabilitation Agency, Inc.

Center for Evaluation & Rehabilitation, Inc.

Center for Physical Therapy & Sports Rehabilitation, Inc.

CenterTherapy, Inc.

Champion Physical Therapy, Inc.

Connecticut NovaCare Ventures, Inc.

Coplin Physical Therapy Associates, Inc.

Crowley Physical Therapy Clinic, Inc.

Douglas Avery & Associates, Ltd.

Elk County Physical Therapy, Inc.

Fine, Bryant & Wah, Inc.

Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.

                                                                      SCHEDULE I

Gallery Physical Therapy Center, Inc.

Georgia NovaCare Ventures, Inc.

Georgia Physical Therapy of West Georgia, Inc.

Georgia Physical Therapy, Inc.

GP Therapy, L.L.C.

Greater Sacramento Physical Therapy Associates, Inc.

Grove City Physical Therapy and Sports Medicine, Inc.

Gulf Breeze Physical Therapy, Inc.

Gulf Coast Hand Specialists

Hand Therapy Associates, Inc.

Hand Therapy and Rehabilitation Associates, Inc.

Hangtown Physical Therapy, Inc.

Hawley Physical Therapy, Inc.

Hudson Physical Therapy Associates, Inc.

Human Performance and Fitness, Inc.

Indianapolis Physical Therapy and Sports Medicine, Inc.

Intensiva Healthcare Corporation

Intensiva Hospital of Greater St. Louis, Inc.

Joyner Sports Science Institute, Inc.

Joyner Sportsmedicine Institute, Inc.

Kentucky Rehabilitation Services, Inc.

Lynn M. Carlson, Inc.

Metro Rehabilitation Services, Inc.

Michigan Therapy Centre, Inc.

MidAtlantic Health Group, Inc.

Monmouth Rehabilitation, Inc.

New England Health Group, Inc

New Mexico Physical Therapists, Inc.

Northside Physical Therapy, Inc.

                                                                      SCHEDULE I

NovaCare Health Group, LLC

NovaCare Occupational Health Services, Inc.

NovaCare Outpatient Rehabilitation East, Inc.

NovaCare Outpatient Rehabilitation, Inc.

NovaCare Outpatient Rehabilitation of California, Inc.

NovaCare Outpatient Rehabilitation West, Inc.

NovaCare Rehabilitation, Inc.

NW Rehabilitation Associates, L.P.

P.T. Services Company

P.T. Services, Inc.

P.T. Services Rehabilitation, Inc.

Peter Trailov R.P.T. Physical Therapy Clinic, Orthopedic Rehabilitation & Sports Medicine, Ltd.

Physical Rehabilitation Partners, Inc.

Physical Therapy Enterprises, Inc.

Physical Therapy Institute, Inc.

Physical Therapy Services of the Jersey Cape, Inc.

Physio - Associates, Inc.

Pro Active Therapy, Inc.

Pro Active Therapy of Ahoskie, Inc.

Pro Active Therapy of Gaffney, Inc.

Pro Active Therapy of Greenville, Inc.

Pro Active Therapy of North Carolina, Inc.

Pro Active Therapy of Rocky Mount, Inc.

Pro Active Therapy of South Carolina, Inc.

Pro Active Therapy of Virginia, Inc.

Professional Therapeutic Services, Inc.

Quad City Management, Inc.

RCI (Colorado), Inc.

RCI (Exertec), Inc.

                                                                      SCHEDULE I

RCI (Michigan), Inc.

RCI (S.P.O.R.T.), Inc.

RCI (WRS), Inc.

Rebound Oklahoma, Inc.

Redwood Pacific Therapies, Inc.

Rehab Advantage, Inc.

Rehab Managed Care of Arizona, Inc.

Rehab Provider Network - California, Inc.

Rehab Provider Network - East I, Inc.

Rehab Provider Network - East II, Inc.

Rehab Provider Network - Georgia, Inc.

Rehab Provider Network - Indiana, Inc.

Rehab Provider Network - Michigan, Inc.

Rehab Provider Network - New Jersey, Inc.

Rehab Provider Network - Ohio, Inc.

Rehab Provider Network - Oklahoma, Inc.

Rehab Provider Network - Pennsylvania, Inc.

Rehab Provider Network - Washington, D.C., Inc.

Rehab Provider Network of Colorado, Inc.

Rehab Provider Network of Florida, Inc.

Rehab Provider Network of Nevada, Inc.

Rehab Provider Network of New Mexico, Inc.

Rehab Provider Network of North Carolina, Inc.

Rehab Provider Network of Texas, Inc.

Rehab Provider Network of Wisconsin, Inc.

Rehab/Work Hardening Management Associates, Ltd.

RehabClinics, Inc.

RehabClinics (GALAXY), Inc.

RehabClinics (PTA), Inc.

                                                                      SCHEDULE I

RehabClinics (SPT), Inc.

RehabClinics Abilene, Inc.

RehabClinics Dallas, Inc.

RehabClinics Pennsylvania, Inc.

S.T.A.R.T., Inc.

Select Air II, Inc.

Select Employment Services, Inc.

Select Hospital Investors, Inc.

Select Management Services, LLC

SelectMark, Inc.

Select Medical of Kentucky, Inc.

Select Medical of Maryland, Inc.

Select Medical of New Jersey, Inc.

Select Medical of New York, Inc.

Select Medical of Ohio, Inc.

Select Medical of Pennsylvania, Inc.

Select Medical Rehabilitation Clinics, Inc.

Select Provider Networks, Inc.

Select Rehabilitation Management Services, Inc.

Select Software Ventures, LLC

Select Specialty Hospital - Akron, Inc.

Select Specialty Hospital - Albuquerque

Select Specialty Hospital - Ann Arbor, Inc.

Select Specialty Hospital - Arizona, Inc.

Select Specialty Hospital - Battle Creek, Inc.

Select Specialty Hospital - Beech Grove, Inc.

Select Specialty Hospital - Bloomington, Inc.

Select Specialty Hospital - Boston, Inc.

Select Specialty Hospital - Central Detroit, Inc.

                                                                      SCHEDULE I

Select Specialty Hospital - Charleston, Inc.

Select Specialty Hospital - Cincinnati, Inc.

Select Specialty Hospital - Columbus, Inc.

Select Specialty Hospital - Columbus/Grant, Inc.

Select Specialty Hospital - Columbus/University, Inc.

Select Specialty Hospital - Conroe, Inc.

Select Specialty Hospital - Dallas, Inc.

Select Specialty Hospital - Denver, Inc.

Select Specialty Hospital - Durham, Inc.

Select Specialty Hospital - Erie, Inc.

Select Specialty Hospital - Escambia, Inc.

Select Specialty Hospital - Evansville, Inc.

Select Specialty Hospital - Flint, Inc.

Select Specialty Hospital - Fort Smith, Inc.

Select Specialty Hospital - Fort Wayne, Inc.

Select Specialty Hospital - Gadsden, Inc.

Select Specialty Hospital - Greensburg, Inc.

Select Specialty Hospital - Honolulu, Inc.

Select Specialty Hospital - Houston, Inc.

Select Specialty Hospital - Huntsville, Inc.

Select Specialty Hospital - Indianapolis, Inc.

Select Specialty Hospital - Jackson, Inc.

Select Specialty Hospital - Johnstown, Inc.

Select Specialty Hospital - Kansas City, Inc.

Select Specialty Hospital - Knoxville, Inc.

Select Specialty Hospital - Lansing, Inc.

Select Specialty Hospital - Lee, Inc.

Select Specialty Hospital - Leon, Inc.

Select Specialty Hospital - Lexington, Inc.

                                                                      SCHEDULE I

Select Specialty Hospital - Little Rock, Inc.

Select Specialty Hospital - Louisville, Inc.

Select Specialty Hospital - Macomb County, Inc.

Select Specialty Hospital - Macon, Inc.

Select Specialty Hospital - Marion, Inc.

Select Specialty Hospital - Memphis, Inc.

Select Specialty Hospital - Milwaukee, Inc.

Select Specialty Hospital - Morgantown, Inc.

Select Specialty Hospital - Nashville, Inc.

Select Specialty Hospital - New Orleans, Inc.

Select Specialty Hospital - North Knoxville, Inc.

Select Specialty Hospital - Northwest Detroit, Inc.

Select Specialty Hospital - Northwest Indiana, Inc.

Select Specialty Hospital - Oklahoma City, Inc.

Select Specialty Hospital - Oklahoma City/East Campus, Inc.

Select Specialty Hospital - Omaha, Inc.

Select Specialty Hospital - Orange, Inc.

Select Specialty Hospital - Palm Beach, Inc.

Select Specialty Hospital - Philadelphia/AEMC, Inc.

Select Specialty Hospital - Phoenix, Inc.

Select Specialty Hospital - Pittsburgh, Inc.

Select Specialty Hospital - Pontiac, Inc.

Select Specialty Hospital - Reno, Inc.

Select Specialty Hospital - Saginow, Inc.

Select Specialty Hospital - San Antonio, Inc.

Select Specialty Hospital - Sarasota, Inc.

Select Specialty Hospital - Sioux Falls, Inc.

Select Specialty Hospital - South Dallas, Inc.

Select Specialty Hospital - Topeka, Inc.

                                                                      SCHEDULE I

Select Specialty Hospital - TriCities, Inc.

Select Specialty Hospital - Tulsa, Inc.

Select Specialty Hospital - Western Michigan, Inc.

Select Specialty Hospital - Western Missouri, Inc.

Select Specialty Hospital - Wichita, Inc.

Select Specialty Hospital - Wilmington, Inc.

Select Specialty Hospital - Wyandotte, Inc.

Select Specialty Hospital - Youngstown, Inc.

Select Specialty Hospital - Zanesville, Inc.

Select Specialty Hospitals, Inc.

Select Synergos, Inc.

Select Transport, Inc.

Select Unit Management, Inc.

SLMC Finance Corporation

South Jersey Physical Therapy Associates, Inc.

South Jersey Rehabilitation and Sports Medicine Center, Inc.

South Philadelphia Occupational Health, Inc.

Southpointe Fitness Center, Inc.

Southwest Emergency Associates, Inc.

Southwest Physical Therapy, Inc.

Southwest Therapists, Inc.

Sports & Orthopedic Rehabilitation Services, Inc.

Sports Therapy and Arthritis Rehabilitation, Inc.

Star Physical Therapy, Inc.

Stephenson-Holtz, Inc.

The Center for Physical Therapy and Rehabilitation, Inc.

The Orthopedic Sports and Industrial Rehabilitation Network, Inc.

TJ Partnership I

Treister, Inc.

                                                                      SCHEDULE I

Valley Group Physical Therapists, Inc.

Vanguard Rehabilitation, Inc.

Victoria Healthcare, Inc.

Wayzata Physical Therapy Center, Inc.

West Penn Rehabilitation Services, Inc.

West Side Physical Therapy, Inc.

West Suburban Health Partners, Inc.

Yuma Rehabilitation Center, Inc.

                               KESSLER GUARANTORS

Kessler Rehabilitation Corporation

Wholly-Owned Subsidiaries of Kessler Rehabilitation Corporation

Argosy Health, LLC

Atra Services, Inc.

Community Rehab Centers of Massachusetts, Inc.

Core Rehab Management, LLC

CRF Rehabilitation Associates, Inc.

Edgewater Rehabilitation Associates, Inc.

Horizon Health & Rehabilitation, Inc.

Kessler Assisted Living Corporation

Kessler Care Center at Cedar Grove, Inc.

Kessler Care Center at Great Falls, Inc. (dissolution pending)

Kessler Care Center at St. Cloud, Inc. (dissolution pending)

Kessler Institute for Rehabilitation, Inc.

Kessler Occupational Medicine Centers, Inc.

Kessler Physical Therapy & Rehabilitation, Inc.

Kessler Rehab Centers, Inc.

Kessler Rehab of Connecticut, Inc.

                                                                      SCHEDULE I

Kessler Rehabilitation of Florida, Inc.

Kessler Rehabilitation of Maryland, Inc.

Kessler Rehabilitation Services, Inc.

Pennsylvania Rehab, Inc.

Physical Therapy Associates, P.C.

Wilpage, Inc.

Wholly-Owned Joint Venture Investment Interests of Kessler Rehabilitation Corporation

Stamper Physical Therapy & Associates, Inc.

                                                                     SCHEDULE II

                                                                    Principal
                                                                     Amount
Initial Purchasers                                                of Securities
------------------                                                -------------
J.P. Morgan Securities Inc.                                       $  70,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated                   61,250,000
Wachovia Capital Markets, LLC                                        26,250,000
SG Cowen Securities Corporation                                       7,000,000
CIBC World Markets Corp.                                              3,500,000
Fleet Securities, Inc.                                                3,500,000
Jefferies & Company, Inc.                                             3,500,000
          Total                                                   $ 175,000,000

                                                                    SCHEDULE III
                                                             COMPANY GUARANTORS,
                                                          SELECT MEDICAL ESCROW,
                                                           OPERATING AND HOLDING
                                                           COMPANY SUBSIDIARIES,
                                                    KESSLER AND ITS SUBSIDIARIES

                              COMPANY SUBSIDIARIES

1263568 Ontario Limited*

9086-3200 Quebec, Inc.*

Affiliated Physical Therapists, Ltd.

Allegany Hearing and Speech, Inc.

American Transitional Hospitals, Inc.

Athens Sports Medicine Clinic, Inc.

Ather Sports Injury Clinic, Inc.

Atlantic Health Group, Inc.

Atlantic Rehabilitation Services, Inc.

Avalon Rehabilitation & Healthcare, LLC

Buendel Physical Therapy, Inc.

C.E.R. - West, Inc.

C.O.A.S.T. Institute Physical Therapy, Inc.

Canadian Back Institute Limited*

Caritas Rehab Services, LLC*

CBI Barrie Limited Partnership*

CBI Burnaby Limited Partnership*

CBI Cambridge Limited Partnership*

CBI Edmonton Limited Partnership*

CBI Gatineau Limited Partnership*

CBI Kitchener Limited Partnership*

CBI London East Limited Partnership*

CBI London Limited Partnership*

                                     III-1

                                                                    SCHEDULE III

CBI Mississauga Limited Partnership*

CBI Montreal Limited Partnership*

CBI Niagara Limited Partnership*

CBI Ottawa Limited Partnership*

CBI Ottawa West Limited Partnership*

CBI Port Coquitlam Limited Partnership*

CBI Regina Limited Partnership*

CBI Richmond Limited Partnership*

CBI Sarnia Limited Partnership*

CBI St. Clair West Limited Partnership*

CBI Surrey Limited Partnership*

CBI Windsor Limited Partnership*

CBI Physical Therapy Inc.*

CBI Professional Services, Inc.*

CCISUB, Inc.

CMC Center Corporation

Cenla Physical Therapy & Rehabilitation Agency, Inc.

Center for Evaluation & Rehabilitation, Inc.

Center for Physical Therapy & Sports Rehabilitation, Inc.

CenterTherapy, Inc.

Champion Physical Therapy, Inc.

Clinique De Physiotherapic Du Mediaclub, Inc.*

Connecticut NovaCare Ventures, Inc.

Coplin Physical Therapy Associates, Inc.

Crowley Physical Therapy Clinic, Inc.

Douglas Avery & Associates, Ltd.

Dynamic Rehabilitation, Inc.*

Eastern Rehabilitation, Inc.*

Elk County Physical Therapy, Inc.

                                     III-2

                                                                    SCHEDULE III

Fine, Bryant & Wah, Inc.

Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.

Gallery Physical Therapy Center, Inc.

Georgia NovaCare Ventures, Inc.

Georgia Physical Therapy of West Georgia, Inc.

Georgia Physical Therapy, Inc.

GP Therapy, L.L.C.

Greater Sacramento Physical Therapy Associates, Inc.

Grove City Physical Therapy and Sports Medicine, Inc.

Gulf Breeze Physical Therapy, Inc.

Gulf Coast Hand Specialists

Hand Therapy Associates, Inc.

Hand Therapy and Rehabilitation Associates, Inc.

Hangtown Physical Therapy, Inc.

Hawley Physical Therapy, Inc.

Hudson Physical Therapy Associates, Inc.

Human Performance and Fitness, Inc.

Indianapolis Physical Therapy and Sports Medicine, Inc.

Intensiva Healthcare Corporation

Intensiva Hospital of Greater St. Louis, Inc.

Jeffersontown Physical Therapy, L.L.C.*

Joyner Sports Science Institute, Inc.

Joyner Sportsmedicine Institute, Inc.

Kentucky Orthopedic Rehabilitation, LLC*

Kentucky Rehabilitation Services, Inc.

Lynn M. Carlson, Inc.

Medical Information Management Systems, LLC*

Metro Therapy, Inc.*

Metro Rehabilitation Services, Inc.

                                     III-2

                                                                    SCHEDULE III

Michigan Therapy Centre, Inc.

MidAtlantic Health Group, Inc.

Millennium Rehab Services, L.L.C.*

Monmouth Rehabilitation, Inc.

New England Health Group, Inc

New Mexico Physical Therapists, Inc.

Northside Physical Therapy, Inc.

NovaCare Health Group, LLC

NovaCare Occupational Health Services, Inc.

NovaCare Outpatient Rehabilitation East, Inc.

NovaCare Outpatient Rehabilitation, Inc.

NovaCare Outpatient Rehabilitation of California, Inc.

NovaCare Outpatient Rehabilitation West, Inc.

NovaCare Rehabilitation, Inc.

NW Rehabilitation Associates, L.P.

P.T. Services Company

P.T. Services, Inc.

P.T. Services Rehabilitation, Inc.

PCR Physiotherapist Corporation*

Peter Trailov R.P.T. Physical Therapy Clinic, Orthopedic Rehabilitation & Sports Medicine, Ltd.

Physical Rehabilitation Partners, Inc.

Physical Therapy Enterprises, Inc.

Physical Therapy Institute, Inc.

Physical Therapy Services of the Jersey Cape, Inc.

Physio - Associates, Inc.

Pro Active Therapy, Inc.

Pro Active Therapy of Ahoskie, Inc.

Pro Active Therapy of Gaffney, Inc.

Pro Active Therapy of Greenville, Inc.

                                     III-2

                                                                    SCHEDULE III

Pro Active Therapy of North Carolina, Inc.

Pro Active Therapy of Rocky Mount, Inc.

Pro Active Therapy of South Carolina, Inc.

Pro Active Therapy of Virginia, Inc.

Professional Therapeutic Services, Inc.

Quad City Management, Inc.

RCI (Colorado), Inc.

RCI (Exertec), Inc.

RCI (Michigan), Inc.

RCI (S.P.O.R.T.), Inc.

RCI (WRS), Inc.

Rebound Oklahoma, Inc.

Redwood Pacific Therapies, Inc.

Rehab Advantage, Inc.

Rehab Advantage Therapy Services, LLC*

Rehab Health, Inc.*

Rehab Managed Care of Arizona, Inc.

Rehab Provider Network - California, Inc.

Rehab Provider Network - East I, Inc.

Rehab Provider Network - East II, Inc.

Rehab Provider Network - Georgia, Inc.

Rehab Provider Network - Indiana, Inc.

Rehab Provider Network - Michigan, Inc.

Rehab Provider Network - New Jersey, Inc.

Rehab Provider Network - Ohio, Inc.

Rehab Provider Network - Oklahoma, Inc.

Rehab Provider Network - Pennsylvania, Inc.

Rehab Provider Network - Washington, D.C., Inc.

Rehab Provider Network of Colorado, Inc.

                                     III-2

                                                                    SCHEDULE III

Rehab Provider Network of Florida, Inc.

Rehab Provider Network of Nevada, Inc.

Rehab Provider Network of New Mexico, Inc.

Rehab Provider Network of North Carolina, Inc.

Rehab Provider Network of Texas, Inc.

Rehab Provider Network of Wisconsin, Inc.

Rehab/Work Hardening Management Associates, Ltd.

RehabClinics, Inc.

RehabClinics (GALAXY), Inc.

RehabClinics (PTA), Inc.

RehabClinics (SPT), Inc.

RehabClinics Abilene, Inc.

RehabClinics Dallas, Inc.

RehabClinics Pennsylvania, Inc.

S.T.A.R. Rehab, Inc.*

S.T.A.R.T., Inc.

Select Air II, Inc.

Select Employment Services, Inc.

Select Hospital Investors, Inc.

Select Management Services, LLC

SelectMark, Inc.

Select Medical Escrow, Inc.*

Select Medical of Kentucky, Inc.

Select Medical of Maryland, Inc.

Select Medical of New Jersey, Inc.

Select Medical of New York, Inc.

Select Medical of Ohio, Inc.

Select Medical of Pennsylvania, Inc.

Select Medical Rehabilitation Clinics, Inc.

                                     III-2

                                                                    SCHEDULE III

Select Provider Networks, Inc.

Select Rehabilitation Management Services, Inc.

Select Software Ventures, LLC

Select Specialty Hospital - Akron, Inc.

Select Specialty Hospital - Albuquerque

Select Specialty Hospital - Ann Arbor, Inc.

Select Specialty Hospital - Arizona, Inc.

Select Specialty Hospital - Battle Creek, Inc.

Select Specialty Hospital - Beech Grove, Inc.

Select Specialty Hospital - Bloomington, Inc.

Select Specialty Hospital - Boston, Inc.

Select Specialty Hospital - Central Detroit, Inc.

Select Specialty Hospital - Central Pennsylvania, L.P.*

Select Specialty Hospital - Charleston, Inc.

Select Specialty Hospital - Cincinnati, Inc.

Select Specialty Hospital - Columbus, Inc.

Select Specialty Hospital - Columbus/Grant, Inc.

Select Specialty Hospital - Columbus/University, Inc.

Select Specialty Hospital - Conroe, Inc.

Select Specialty Hospital - Dallas, Inc.

Select Specialty Hospital - Denver, Inc.

Select Specialty Hospital - Durham, Inc.

Select Specialty Hospital - Erie, Inc.

Select Specialty Hospital - Escambia, Inc.

Select Specialty Hospital - Evansville, Inc.

Select Specialty Hospital - Flint, Inc.

Select Specialty Hospital - Fort Smith, Inc.

Select Specialty Hospital - Fort Wayne, Inc.

Select Specialty Hospital - Gadsden, Inc.

                                     III-2

                                                                    SCHEDULE III

Select Specialty Hospital - Greensburg, Inc.

Select Specialty Hospital - Honolulu, Inc.

Select Specialty Hospital - Houston, Inc.

Select Specialty Hospital - Houston, L.P.*

Select Specialty Hospital - Huntsville, Inc.

Select Specialty Hospital - Indianapolis, Inc.

Select Specialty Hospital - Jackson, Inc.

Select Specialty Hospital - Johnstown, Inc.

Select Specialty Hospital - Kansas City, Inc.

Select Specialty Hospital - Knoxville, Inc.

Select Specialty Hospital - Lansing, Inc.

Select Specialty Hospital - Lee, Inc.

Select Specialty Hospital - Leon, Inc.

Select Specialty Hospital - Lexington, Inc.

Select Specialty Hospital - Little Rock, Inc.

Select Specialty Hospital - Louisville, Inc.

Select Specialty Hospital - Macomb County, Inc.

Select Specialty Hospital - Macon, Inc.

Select Specialty Hospital - Marion, Inc.

Select Specialty Hospital - Memphis, Inc.

Select Specialty Hospital - Milwaukee, Inc.

Select Specialty Hospital - Mississippi Gulf Coast, Inc.*

Select Specialty Hospital - Morgantown, Inc.

Select Specialty Hospital - Nashville, Inc.

Select Specialty Hospital - New Orleans, Inc.

Select Specialty Hospital - North Knoxville, Inc.

Select Specialty Hospital - Northwest Detroit, Inc.

Select Specialty Hospital - Northwest Indiana, Inc.

Select Specialty Hospital - Oklahoma City, Inc.

                                     III-2

                                                                    SCHEDULE III

Select Specialty Hospital - Oklahoma City/East Campus, Inc.

Select Specialty Hospital - Omaha, Inc.

Select Specialty Hospital - Orange, Inc.

Select Specialty Hospital - Palm Beach, Inc.

Select Specialty Hospital - Philadelphia/AEMC, Inc.

Select Specialty Hospital - Phoenix, Inc.

Select Specialty Hospital - Pittsburgh, Inc.

Select Specialty Hospital - Pontiac, Inc.

Select Specialty Hospital - Reno, Inc.

Select Specialty Hospital - Saginow, Inc.

Select Specialty Hospital - San Antonio, Inc.

Select Specialty Hospital - Sarasota, Inc.

Select Specialty Hospital - Sioux Falls, Inc.

Select Specialty Hospital - South Dallas, Inc.

Select Specialty Hospital - Topeka, Inc.

Select Specialty Hospital - TriCities, Inc.

Select Specialty Hospital - Tulsa, Inc.

Select Specialty Hospital - Western Michigan, Inc.

Select Specialty Hospital - Western Missouri, Inc.

Select Specialty Hospital - Wichita, Inc.

Select Specialty Hospital - Wilmington, Inc.

Select Specialty Hospital - Wyandotte, Inc.

Select Specialty Hospital - Youngstown, Inc.

Select Specialty Hospital - Zanesville, Inc.

Select Specialty Hospitals, Inc.

Select Synergos, Inc.

Select Transport, Inc.

Select Unit Management, Inc.

SLMC Finance Corporation

                                     III-2

                                                                    SCHEDULE III

South Jersey Physical Therapy Associates, Inc.

South Jersey Rehabilitation and Sports Medicine Center, Inc.

South Philadelphia Occupational Health, Inc.

Southpointe Fitness Center, Inc.

Southwest Emergency Associates, Inc.

Southwest Physical Therapy, Inc.

Southwest Therapists, Inc.

Sports & Orthopedic Rehabilitation Services, Inc.

Sports Therapy and Arthritis Rehabilitation, Inc.

Star Physical Therapy, Inc.

Stephenson-Holtz, Inc.

The Center for Physical Therapy and Rehabilitation, Inc.

The Orthopedic Sports and Industrial Rehabilitation Network, Inc.

TJ Corporation I, LLC*

TJ Partnership I

Treister, Inc.

Valley Group Physical Therapists, Inc.

Vanguard Rehabilitation, Inc.

Victoria Healthcare, Inc.

Wayzata Physical Therapy Center, Inc.

West Penn Rehabilitation Services, Inc.

West Side Physical Therapy, Inc.

West Suburban Health Partners, Inc.

Yuma Rehabilitation Center, Inc.

                          KESSLER AND ITS SUBSIDIARIES

Kessler Rehabilitation Corporation

Wholly-Owned Subsidiaries of Kessler Rehabilitation Corporation

Argosy Health, LLC

                                     III-2

                                                                    SCHEDULE III

Atra Services, Inc.

Community Rehab Centers of Massachusetts, Inc.

Core Rehab Management, LLC

CRF Rehabilitation Associates, Inc.

Edgewater Rehabilitation Associates, Inc.

Horizon Health & Rehabilitation, Inc.

Kessler Assisted Living Corporation

Kessler Care Center at Cedar Grove, Inc.

Kessler Care Center at Great Falls, Inc. (dissolution pending)

Kessler Care Center at St. Cloud, Inc. (dissolution pending)

Kessler Institute for Rehabilitation, Inc.

Kessler Occupational Medicine Centers, Inc.

Kessler Physical Therapy & Rehabilitation, Inc.

Kessler Rehab Centers, Inc.

Kessler Rehab of Connecticut, Inc.

Kessler Rehabilitation of Florida, Inc.

Kessler Rehabilitation of Maryland, Inc.

Kessler Rehabilitation Services, Inc.

Pennsylvania Rehab, Inc.

Physical Therapy Associates, P.C.

Wilpage, Inc.

Joint Venture Investment Interests of Kessler Rehabilitation Corporation

Center for Health and Fitness at Palisades, LLC*

Kessler Adventist Rehabilitation Hospital, LLC*

Kessler Adventist Rehabilitation Services, LLC*

Kessler Assisted Living Centers, LLC*

Kessler Assisted Living Residence I, LLC*

Kessler Assisted Living Residence III, LLC*

                                     III-2

                                                                    SCHEDULE III

Stamper Physical Therapy & Associates, Inc.

 *Non-Guarantor Subsidiary

                                     III-2

                                                                     SCHEDULE IV
                                                             CERTAIN INFORMATION
                                                             REGARDING STOCK AND
                                                             OWNERSHIP INTERESTS

                              COMPANY SUBSIDIARIES

1263568 Ontario Limited**

9086-3200 Quebec, Inc.**

Affiliated Physical Therapists, Ltd.

Allegany Hearing and Speech, Inc.

American Transitional Hospitals, Inc.

Athens Sports Medicine Clinic, Inc.

Ather Sports Injury Clinic, Inc.

Atlantic Health Group, Inc.

Atlantic Rehabilitation Services, Inc.

Avalon Rehabilitation & Healthcare, LLC

Buendel Physical Therapy, Inc.

C.E.R. - West, Inc.

C.O.A.S.T. Institute Physical Therapy, Inc.

Canadian Back Institute Limited*

Caritas Rehab Services, LLC+

CBI Barrie Limited Partnership**

CBI Burnaby Limited Partnership**

CBI Cambridge Limited Partnership**

CBI Edmonton Limited Partnership**

CBI Gatineau Limited Partnership**

CBI Kitchener Limited Partnership**

CBI London East Limited Partnership**

CBI London Limited Partnership**

CBI Mississauga Limited Partnership**

                                                                     SCHEDULE IV

CBI Montreal Limited Partnership**

CBI Niagara Limited Partnership**

CBI Ottawa Limited Partnership**

CBI Ottawa West Limited Partnership**

CBI Port Coquitlam Limited Partnership**

CBI Physical Therapy Inc.**

CBI Professional Services, Inc.**

CBI Regina Limited Partnership**

CBI Richmond Limited Partnership**

CBI Sarnia Limited Partnership**

CBI St. Clair West Limited Partnership**

CBI Sudbury Limited Partnership**

CBI Surrey Limited Partnership**

CBI Windsor Limited Partnership**

CCISUB, Inc.

CMC Center Corporation

Cenla Physical Therapy & Rehabilitation Agency, Inc.

Center for Evaluation & Rehabilitation, Inc.

Center for Physical Therapy & Sports Rehabilitation, Inc.

CenterTherapy, Inc.

Champion Physical Therapy, Inc.

Clinique De Physiotherapic Du Mediaclub, Inc.**

Connecticut NovaCare Ventures, Inc.

Coplin Physical Therapy Associates, Inc.

Crowley Physical Therapy Clinic, Inc.

Douglas Avery & Associates, Ltd.

Dynamic Rehabilitation, Inc.**

Eastern Rehabilitation, Inc.**

Elk County Physical Therapy, Inc.

                                                                     SCHEDULE IV

Fine, Bryant & Wah, Inc.

Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.

Gallery Physical Therapy Center, Inc.

Georgia NovaCare Ventures, Inc.

Georgia Physical Therapy of West Georgia, Inc.

Georgia Physical Therapy, Inc.

GP Therapy, L.L.C.

Greater Sacramento Physical Therapy Associates, Inc.

Grove City Physical Therapy and Sports Medicine, Inc.

Gulf Breeze Physical Therapy, Inc.

Gulf Coast Hand Specialists

Hand Therapy Associates, Inc.

Hand Therapy and Rehabilitation Associates, Inc.

Hangtown Physical Therapy, Inc.

Hawley Physical Therapy, Inc.

Hudson Physical Therapy Associates, Inc.

Human Performance and Fitness, Inc.

Indianapolis Physical Therapy and Sports Medicine, Inc.

Intensiva Healthcare Corporation

Intensiva Hospital of Greater St. Louis, Inc.

Jeffersontown Physical Therapy, L.L.C.*

Joyner Sports Science Institute, Inc.

Joyner Sportsmedicine Institute, Inc.

Kentucky Orthopedic Rehabilitation, LLC+

Kentucky Rehabilitation Services, Inc.

Lynn M. Carlson, Inc.

Medical Information Management Systems, LLC+

Metro Therapy, Inc.+

Metro Rehabilitation Services, Inc.

                                                                     SCHEDULE IV

Michigan Therapy Centre, Inc.

MidAtlantic Health Group, Inc.

Millennium Rehab Services, L.L.C.+

Monmouth Rehabilitation, Inc.

New England Health Group, Inc

New Mexico Physical Therapists, Inc.

Northside Physical Therapy, Inc.

NovaCare Health Group, LLC

NovaCare Occupational Health Services, Inc.

NovaCare Outpatient Rehabilitation East, Inc.

NovaCare Outpatient Rehabilitation, Inc.

NovaCare Outpatient Rehabilitation of California, Inc.

NovaCare Outpatient Rehabilitation West, Inc.

NovaCare Rehabilitation, Inc.

NW Rehabilitation Associates, L.P.

P.T. Services Company

P.T. Services, Inc.

P.T. Services Rehabilitation, Inc.

PCR Physiotherapist Corporation**

Peter Trailov R.P.T. Physical Therapy Clinic, Orthopedic Rehabilitation & Sports Medicine, Ltd.

Physical Rehabilitation Partners, Inc.

Physical Therapy Enterprises, Inc.

Physical Therapy Institute, Inc.

Physical Therapy Services of the Jersey Cape, Inc.

Physio - Associates, Inc.

Pro Active Therapy, Inc.

Pro Active Therapy of Ahoskie, Inc.

Pro Active Therapy of Gaffney, Inc.

Pro Active Therapy of Greenville, Inc.

                                                                     SCHEDULE IV

Pro Active Therapy of North Carolina, Inc.

Pro Active Therapy of Rocky Mount, Inc.

Pro Active Therapy of South Carolina, Inc.

Pro Active Therapy of Virginia, Inc.

Professional Therapeutic Services, Inc.

Quad City Management, Inc.

RCI (Colorado), Inc.

RCI (Exertec), Inc.

RCI (Michigan), Inc.

RCI (S.P.O.R.T.), Inc.

RCI (WRS), Inc.

Rebound Oklahoma, Inc.

Redwood Pacific Therapies, Inc.

Rehab Advantage, Inc.

Rehab Advantage Therapy Services, LLC+

Rehab Health, Inc.**

Rehab Managed Care of Arizona, Inc.

Rehab Provider Network - California, Inc.

Rehab Provider Network - East I, Inc.

Rehab Provider Network - East II, Inc.

Rehab Provider Network - Georgia, Inc.

Rehab Provider Network - Indiana, Inc.

Rehab Provider Network - Michigan, Inc.

Rehab Provider Network - New Jersey, Inc.

Rehab Provider Network - Ohio, Inc.

Rehab Provider Network - Oklahoma, Inc.

Rehab Provider Network - Pennsylvania, Inc.

Rehab Provider Network - Washington, D.C., Inc.

Rehab Provider Network of Colorado, Inc.

                                                                     SCHEDULE IV

Rehab Provider Network of Florida, Inc.

Rehab Provider Network of Nevada, Inc.

Rehab Provider Network of New Mexico, Inc.

Rehab Provider Network of North Carolina, Inc.

Rehab Provider Network of Texas, Inc.

Rehab Provider Network of Wisconsin, Inc.

Rehab/Work Hardening Management Associates, Ltd.

RehabClinics, Inc.

RehabClinics (GALAXY), Inc.

RehabClinics (PTA), Inc.

RehabClinics (SPT), Inc.

RehabClinics Abilene, Inc.

RehabClinics Dallas, Inc.

RehabClinics Pennsylvania, Inc.

S.T.A.R. Rehab, Inc.+

S.T.A.R.T., Inc.

Select Air II, Inc.

Select Employment Services, Inc.

Select Hospital Investors, Inc.

Select Management Services, LLC

SelectMark, Inc.

Select Medical of Kentucky, Inc.

Select Medical of Maryland, Inc.

Select Medical of New Jersey, Inc.

Select Medical of New York, Inc.

Select Medical of Ohio, Inc.

Select Medical of Pennsylvania, Inc.

Select Medical Rehabilitation Clinics, Inc.

Select Provider Networks, Inc.

                                                                     SCHEDULE IV

Select Rehabilitation Management Services, Inc.

Select Software Ventures, LLC

Select Specialty Hospital - Akron, Inc.

Select Specialty Hospital - Albuquerque

Select Specialty Hospital - Ann Arbor, Inc.

Select Specialty Hospital - Arizona, Inc.

Select Specialty Hospital - Battle Creek, Inc.

Select Specialty Hospital - Beech Grove, Inc.

Select Specialty Hospital - Bloomington, Inc.

Select Specialty Hospital - Boston, Inc.

Select Specialty Hospital - Central Detroit, Inc.

Select Specialty Hospital - Central Pennsylvania, L.P.+

Select Specialty Hospital - Charleston, Inc.

Select Specialty Hospital - Cincinnati, Inc.

Select Specialty Hospital - Columbus, Inc.

Select Specialty Hospital - Columbus/Grant, Inc.

Select Specialty Hospital - Columbus/University, Inc.

Select Specialty Hospital - Conroe, Inc.

Select Specialty Hospital - Dallas, Inc.

Select Specialty Hospital - Denver, Inc.

Select Specialty Hospital - Durham, Inc.

Select Specialty Hospital - Erie, Inc.

Select Specialty Hospital - Escambia, Inc.

Select Specialty Hospital - Evansville, Inc.

Select Specialty Hospital - Flint, Inc.

Select Specialty Hospital - Fort Smith, Inc.

Select Specialty Hospital - Fort Wayne, Inc.

Select Specialty Hospital - Gadsden, Inc.

Select Specialty Hospital - Greensburg, Inc.

                                                                     SCHEDULE IV

Select Specialty Hospital - Honolulu, Inc.

Select Specialty Hospital - Houston, Inc.

Select Specialty Hospital - Houston, L.P.+

Select Specialty Hospital - Huntsville, Inc.

Select Specialty Hospital - Indianapolis, Inc.

Select Specialty Hospital - Jackson, Inc.

Select Specialty Hospital - Johnstown, Inc.

Select Specialty Hospital - Kansas City, Inc.

Select Specialty Hospital - Knoxville, Inc.

Select Specialty Hospital - Lansing, Inc.

Select Specialty Hospital - Lee, Inc.

Select Specialty Hospital - Leon, Inc.

Select Specialty Hospital - Lexington, Inc.

Select Specialty Hospital - Little Rock, Inc.

Select Specialty Hospital - Louisville, Inc.

Select Specialty Hospital - Macomb County, Inc.

Select Specialty Hospital - Macon, Inc.

Select Specialty Hospital - Marion, Inc.

Select Specialty Hospital - Memphis, Inc.

Select Specialty Hospital - Milwaukee, Inc.

Select Specialty Hospital - Mississippi Gulf Coast, Inc.+

Select Specialty Hospital - Morgantown, Inc.

Select Specialty Hospital - Nashville, Inc.

Select Specialty Hospital - New Orleans, Inc.

Select Specialty Hospital - North Knoxville, Inc.

Select Specialty Hospital - Northwest Detroit, Inc.

Select Specialty Hospital - Northwest Indiana, Inc.

Select Specialty Hospital - Oklahoma City, Inc.

Select Specialty Hospital - Oklahoma City/East Campus, Inc.

                                                                     SCHEDULE IV

Select Specialty Hospital - Omaha, Inc.

Select Specialty Hospital - Orange, Inc.

Select Specialty Hospital - Palm Beach, Inc.

Select Specialty Hospital - Philadelphia/AEMC, Inc.

Select Specialty Hospital - Phoenix, Inc.

Select Specialty Hospital - Pittsburgh, Inc.

Select Specialty Hospital - Pontiac, Inc.

Select Specialty Hospital - Reno, Inc.

Select Specialty Hospital - Saginow, Inc.

Select Specialty Hospital - San Antonio, Inc.

Select Specialty Hospital - Sarasota, Inc.

Select Specialty Hospital - Sioux Falls, Inc.

Select Specialty Hospital - South Dallas, Inc.

Select Specialty Hospital - Topeka, Inc.

Select Specialty Hospital - TriCities, Inc.

Select Specialty Hospital - Tulsa, Inc.

Select Specialty Hospital - Western Michigan, Inc.

Select Specialty Hospital - Western Missouri, Inc.

Select Specialty Hospital - Wichita, Inc.

Select Specialty Hospital - Wilmington, Inc.

Select Specialty Hospital - Wyandotte, Inc.

Select Specialty Hospital - Youngstown, Inc.

Select Specialty Hospital - Zanesville, Inc.

Select Specialty Hospitals, Inc.

Select Synergos, Inc.

Select Transport, Inc.

Select Unit Management, Inc.

SLMC Finance Corporation

South Jersey Physical Therapy Associates, Inc.

                                                                     SCHEDULE IV

South Jersey Rehabilitation and Sports Medicine Center, Inc.

South Philadelphia Occupational Health, Inc.

Southpointe Fitness Center, Inc.

Southwest Emergency Associates, Inc.

Southwest Physical Therapy, Inc.

Southwest Therapists, Inc.

Sports & Orthopedic Rehabilitation Services, Inc.

Sports Therapy and Arthritis Rehabilitation, Inc.

Star Physical Therapy, Inc.

Stephenson-Holtz, Inc.

The Center for Physical Therapy and Rehabilitation, Inc.

The Orthopedic Sports and Industrial Rehabilitation Network, Inc.

TJ Corporation I, LLC+

TJ Partnership I

Treister, Inc.

Valley Group Physical Therapists, Inc.

Vanguard Rehabilitation, Inc.

Victoria Healthcare, Inc.

Wayzata Physical Therapy Center, Inc.

West Penn Rehabilitation Services, Inc.

West Side Physical Therapy, Inc.

West Suburban Health Partners, Inc.

Yuma Rehabilitation Center, Inc.

                          KESSLER AND ITS SUBSIDIARIES

Kessler Rehabilitation Corporation

Wholly-Owned Subsidiaries of Kessler Rehabilitation Corporation

Argosy Health, LLC

Atra Services, Inc.

                                                                     SCHEDULE IV

Community Rehab Centers of Massachusetts, Inc.

Core Rehab Management, LLC

CRF Rehabilitation Associates, Inc.

Edgewater Rehabilitation Associates, Inc.

Horizon Health & Rehabilitation, Inc.

Kessler Assisted Living Corporation

Kessler Care Center at Cedar Grove, Inc.

Kessler Care Center at Great Falls, Inc. (dissolution pending)

Kessler Care Center at St. Cloud, Inc. (dissolution pending)

Kessler Institute for Rehabilitation, Inc.

Kessler Occupational Medicine Centers, Inc.

Kessler Physical Therapy & Rehabilitation, Inc.

Kessler Rehab Centers, Inc.

Kessler Rehab of Connecticut, Inc.

Kessler Rehabilitation of Florida, Inc.

Kessler Rehabilitation of Maryland, Inc.

Kessler Rehabilitation Services, Inc.

Pennsylvania Rehab, Inc.

Physical Therapy Associates, P.C.

Wilpage, Inc.

Joint Venture Investment Interests of Kessler Rehabilitation Corporation

Center for Health and Fitness at Palisades, LLC+

Kessler Adventist Rehabilitation Hospital, LLC+

Kessler Adventist Rehabilitation Services, LLC+

Kessler Assisted Living Centers, LLC+

Kessler Assisted Living Residence I, LLC+

Kessler Assisted Living Residence III, LLC+

Stamper Physical Therapy & Associates, Inc.

                                                                     SCHEDULE IV

All of the above-listed entities have pledged their capital stock or other ownership interest pursuant to the Company's Amended and Restated Credit Agreement, unless denoted with an *. The entities denoted with a + are not wholly-owned by the Company or Kessler, as the case may be. Entities denoted with ** have pledged their capital stock or ownership interest pursuant to the Company's Amended and Restated Credit Agreement to the extent permitted by Canadian law.

                                                                      SCHEDULE V
                                                      NON-GUARANTOR SUBSIDIARIES

                              COMPANY SUBSIDIARIES

1263568 Ontario Limited

9086-3200 Quebec, Inc.

Canadian Back Institute Limited

Caritas Rehab Services, LLC

CBI Barrie Limited Partnership

CBI Burnaby Limited Partnership

CBI Cambridge Limited Partnership

CBI Edmonton Limited Partnership

CBI Gatineau Limited Partnership

CBI Kitchener Limited Partnership

CBI Lethbridge Limited Partnership

CBI London East Limited Partnership

CBI London Limited Partnership

CBI Mississauga Limited Partnership

CBI Montreal Limited Partnership

CBI Niagara Limited Partnership

CBI Ottawa Limited Partnership

CBI Ottawa West Limited Partnership

CBI Port Coquitlam Limited Partnership

CBI Physical Therapy Inc.

CBI Professional Services, Inc.

CBI Regina Limited Partnership

CBI Richmond Limited Partnership

CBI Sarnia Limited Partnership

CBI St. Clair West Limited Partnership

                                                                      SCHEDULE V

CBI Sudbury Limited Partnership

CBI Surrey Limited Partnership

CBI Windsor Limited Partnership

Clinique De Physiotherapic Du Mediaclub, Inc.

Dynamic Rehabilitation, Inc.

Eastern Rehabilitation, Inc.

Jeffersontown Physical Therapy, L.L.C.

Kentucky Orthopedic Rehabilitation, LLC

Medical Information Management Systems, LLC

Metro Therapy, Inc.

Millennium Rehab Services, L.L.C.

PCR Physiotherapist Corporation

Rehab Advantage Therapy Services, LLC

Rehab Health, Inc.

S.T.A.R. Rehab, Inc.

Select Medical Escrow, Inc.

Select Specialty Hospital - Central Pennsylvania, L.P.

Select Specialty Hospital - Houston, L.P.

Select Specialty Hospital - Mississippi Gulf Coast, Inc.

TJ Corporation I, LLC

                              KESSLER SUBSIDIARIES

Non-Wholly Owned Joint Venture Investment Interests of Kessler Rehabilitation Corporation

Center for Health and Fitness at Palisades, LLC

Kessler Adventist Rehabilitation Hospital, LLC

Kessler Adventist Rehabilitation Services, LLC

Kessler Assisted Living Centers, LLC

Kessler Assisted Living Residence I, LLC

Kessler Assisted Living Residence III, LLC

                                      V-2